UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Emerging Markets Equity Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 19.57%, relative to an 18.31% return for the MSCI Emerging Markets Index, the Fund’s benchmark index.
Lazard Commentary
Market Overview: 2020 was marked by the onslaught of the Covid-19 pandemic and its devastating impact on human life, not to mention the global economy. Despite the extraordinary year, emerging markets equities climbed over 18%, including a 75% recovery from the March lows.
The year began with reasonable optimism, with surges in employment and favorable economic growth. As the virus rapidly infected country after country, the global economy went into a virtual paralysis in the space of six short weeks. Beginning in February, equity markets plunged, even as China, through the imposition of draconian measures, battled successively to contain the virus’ spread. The spread continued quickly into Latin America, where an inconsistent response sent infection and mortality rates to some of the worst levels in the entire world. The economic slowdown sent commodity prices tumbling, with oil prices falling to multi-decade lows as oil stockpiles reached new highs.
Central banks uniformly responded with extraordinary stimulus measures that were successful in mitigating the panic that was settling in across markets, priming the global financial system with ample liquidity. This went a long way in calming investor fears that the markets were not going to continue in freefall, and prices began to firm/recover in the last week of March, sowing the seeds for a rapid recovery across the markets. While the sell-off was broadly spread across all segments of the market, the recovery was quite narrow, with the stocks of business disruptors, medical suppliers, and beneficiaries of the work-from-home environment leading the market. Information technology stocks held up well in the sell-off and led the market through its recovery. Select consumer discretionary stocks also surged, as discretionary funds were diverted from travel and entertainment to home improvement projects. By comparison, retailers, restaurants, energy companies, and the travel industry all struggled, with prominent bankruptcies becoming a regular occurrence.
Leadership changed again in November, with the announcement of a successful conclusion in trials of the Pfizer Covid-19 vaccine. Investors rotated almost overnight from the Covid-19 beneficiaries into cyclical companies that would benefit from an economic recovery. Airline and auto stocks soared, and bank stocks came to life despite continued low interest rates. The preference for higher risk and more volatile stocks, which began in March, accelerated with the Pfizer announcement, resulting in the largest outperformance of risk stocks since the second quarter of 2009. The U.S.-China trade war simmered for most of the year, heightening at year-end with an Executive Order prohibiting U.S. ownership of a select group of securities identified as Communist Chinese military companies. Despite a highly contentious U.S. election, the new Biden administration is not expected to revoke the Executive Order.
Asian equity markets led for the year, as China returned nearly 30% as its economy rebounded, outshining most of the world with a positive gross domestic product. The tech-heavy markets of Korea and Taiwan also were standouts benefiting from escalating consumer demand for smart phones and on-line games. Latin America’s stock markets fell nearly 14%, as the combination of lower oil prices and the outsized impact of the Covid-19 outbreak severely impacted their economies. The economic shutdown in Europe adversely impacted the emerging economies in that continent, with every stock market there posting a loss, including in Russia, where economic sanctions and weak oil prices sent the market to a loss of over 12%.
Portfolio Review: The portion of the Fund sub-advised by Lazard finished the year modestly trailing its benchmark index, as a difficult fourth quarter erased the advantage accumulated in the preceding three quarters.
Stock selection and residual cash accounted for the year’s performance deficit, partially offset by favorable sector positioning. Overweight exposure to information technology and underweight exposure to financials consistently benefited the portfolio throughout the year. Underweight to consumer discretionary partially offset this benefit. Stock selection was strong in information technology and industrials. This was more than offset by weakness in energy and healthcare. Stock selection in Taiwan and Thailand boosted relative performance, while China proved challenging, especially in the last quarter of the year.
Stocks that helped the portfolio’s return during the year included:
•	Taiwanese chipmaker Taiwan Semiconductor Manufacturing Company, which saw its stock price climb, thanks to steady increases in revenue and margins that have reached peak levels due to a solid demand for chips for smartphones, gaming devices, and home appliances. Production issues with its major competitor has also aided the stock.
•	Shares of Taiwan-based electronic part maker Delta Electronics recorded significant gains, increasing 13-fold in 2020. The company has benefitted from the demand for video conferencing and its entry as a supplier to electric vehicles has propelled the stock. We have been steadily taking profit in the stock.
•	China-based automaker Great Wall Motor saw a pick-up in sales despite the pandemic and the introduction of a new fleet has attracted investor interest. A weaker renminbi also improved its price competitiveness.
Positions which detracted from the year’s performance included:
•	The portfolio’s lack of exposure to Chinese electric vehicle manufacturer NIO, an index component that rose 1,100% in the year. With no earnings, we believe the company looks singularly unattractive on any valuation metric.
•	China-based lender China Minsheng Banking struggled through most of the year, with shares underperforming the sector. Despite management efforts to tighten underwriting, investors were concerned about the company’s growing portfolio of non-performing loans and weak top line revenue growth.
•	Brazil-based reinsurer IRB Brasil Resseguros was accused of accounting deception by a hedge fund that was shorting the stock. The company’s president countered by lying that Berkshire Hathaway had bought a stake in the company to counter the allegation, resulting in his immediate dismissal. While the hedge fund’s allegation was not substantiated, the stain on the company caused us to exit our position.
Market Outlook: Looking forward to 2021, we view the return to global economic growth with reasonable optimism. We see the end or a significant reduction of the global pandemic likely realized by the close of 2021. European governments have enacted fiscal stimulus packages and we expect that the European Recovery fund will play a strong role in helping these economies to rebound in 2021. China has already rebounded from the virus and appears on track to reaching its goal as the world’s largest economy by 2025. Asian trading partners will likely be pulled along by China’s growth.
Fiscal and monetary stimulus coupled with low interest rates has left investors with little regard to underlying fundamentals and the risks of equity investing. At some point, all good things are likely to come to an end. We believe that the stimulus levers of the central banks are close to exhaustion. Negative real interest rates are ultimately inflationary, and in our view, will likely precipitate a reversal in monetary policy especially as the economy begins to recover and grow to levels that exceed pre-pandemic levels. We believe that the seeds are sown and properly nurtured to promote such growth.
Equity markets are, by their nature, forward looking and their recent action appears to be consistent with this outlook for favorable economic growth. When such economic growth materializes, we expect that the central banks will use the opportunity to “rearm” themselves by tightening monetary policy especially if there are signs of inflation. This would start to provide investors with a viable alternative to equities (real rates of interest).
The implications of a global recovery and tighter monetary policy on the equity markets are several. First, we believe that broad economic growth will favorably affect a broader set of companies especially those who have managed to sustain themselves through the pandemic but have been unable to grow due to the poor economic climate. Leadership should be much less concentrated as a result. Second, we believe that fundamentals (valuation) of companies will assume greater importance. The generation of free cash flow, improving operating margins and return on equity will be rewarded as much as the promise of a business disruptor at any price. Finally, we believe that risk will again be priced into the equity markets and that higher-risk stocks will start to exhibit volatility in both directions as investors move away from macro themes such as Covid-19 and trade war beneficiaries to companies that execute consistently through time.
UBS AM Commentary
Market commentary: Markets rose by some 18% in 2020. In the first quarter, markets declined due to the Covid-19 outbreak and an oil price war. Subsequently, markets recovered initially thanks to supportive policies globally, resulting in $22 trillion of policy stimulus and 190 rate cuts over the course of the year. Later in the year, sentiment also improved on the back of progress in vaccine development and roll-out.
Relative Performance commentary: Stock selection within Consumer Staples, Consumer Discretionary and IT added the most value, namely our holdings in MercadoLibre (United States, Consumer Discretionary), TSMC (Taiwan, IT), Kweichow Moutai (China, Consumer Staples) and Tal Education (China, Consumer Discretionary). MercadoLibre outperformed on the back of strong execution which drove MELI’s share gain acceleration within e-commerce and fintech, sectors that have been benefiting from secular trends of increasing digital adoption by consumers and merchants in Latin America and which were further boosted by Covid-19-related disruptions. TSMC has arguably extended its industry leadership during the year and is now an even more important partner in delivering leading edge semiconductor chips for its customers. Moutai’s earnings demonstrated resilience amidst the Covid-19 impact. Retail price has continued to increase this year, indicating that demand has remained robust. Tal Education outperformed as the coronavirus outbreak may accelerate the growth of their online business longer term. TAL’s online revenues have been growing fast off a small base, and they are much better positioned than their competitors in this segment – their market share gain should hence get accelerated. We expect the company to see strong synergies between its offline and online businesses in 2021. For both areas, TAL has the strongest curriculum and enrollment vs. competitors. Outside the sectors mentioned above, our holdings in Jiangsu Hengrui (China, Health Care) added value too. Hengrui outperformed as the healthcare sector has been more defensive relative to other sectors in the general market correction due to the pandemic outbreak in China. In contrast, our holdings in Bank Mandiri (Indonesia, Financials), Banco Bradesco (Brazil, Financials), Lukoil (Russia, Energy) and China Jinmao (China, Real Estate) detracted value. Bank Mandiri underperformed as the coronavirus outbreak worsened in the country and on concerns that economic weakness may worsen asset quality for the banks. Banco Bradesco along with other banks were hit by the Covid-19 pandemic where investors were concerned about rising non-performing loans. Lukoil underperformed on the back of negative impacts of the Covid-19 pandemic on the global oil market and prices. Jinmao fell as the company released results that were below expectations due to margin compression. Last, not holding Meituan cost performance. Meituan outperformed as investors priced in the upside from the community group buy model, which is the latest trend in e-commerce. We do not own the stock as we think the stock is already fairly priced for its medium-term growth prospects.
Outlook: Going into 2021, we believe that the evolution of the Covid-19 pandemic will remain a key topic to monitor. While Covid-19 is, relatively speaking, under control for now in some regions, other regions experience a surge in numbers of new infections. Equally important are the pace of the economic recovery, the extent of policy support as well as the progress in the vaccine development and roll-out.
A key risk we are watching is U.S.-China tensions which are played out in several areas. We have reiterated that U.S.-China tensions are not going away in a hurry. However, the Biden administration might be more predictable than the previous administration. Meanwhile, China’s 14th Five Year Plan stressed the importance of higher quality growth and reiterated the focus on domestic demand. Other key economic goals laid out in the plan included innovation, push for market reform and supply-side structural reform, reduction of income inequality, and trade and financial liberalization.
Looking further ahead, we believe that the prospects within our investment universe are not uniformly bright. New challenges but also opportunities have arisen such as digital transformation, changing consumption patterns, climate change and prospect of de-globalization, giving active strategies an even more important role in identifying the winners and avoiding the losers.
We continue to own companies that benefit from long-term trends in emerging markets, many of which have been accelerated by Covid-19. We also own some companies that might have faced short-term challenges but should benefit from a recovery from Covid-19. We continue to look for relative laggard which might be potential beneficiaries of an economic recovery.
While we are not able to do our boots on the ground research for the time being, we still have our ears to the ground. We have ramped up talking to our network of contacts, industry experts and company representatives. In addition, our QED team (Quantitative Evidence and Data Science) has been enhancing our research by tracking high frequency indicators to enrich our idea generation, deepen fundamental insights and improve modeling efficiency through the application of data science tools, techniques and non-traditional datasets.
Hence, we remain confident in fundamental, long-term changes playing out in emerging markets and our strategies are focused on quality companies associated with them.

The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 4, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	20.05%	N/A	4.95%
Investor Class	19.57%	N/A	4.58%
(a) Institutional Class and Investor Class inception date was January 04, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Technology	23.78%
Communications	21.82
Financial	20.49
Consumer, Non-cyclical	9.87
Consumer, Cyclical	8.00
Industrial	5.76
Basic Materials	4.73
Energy	4.61
Utilities	0.57
Short Term Investments	0.37
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,311.30	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47
Investor Class
Actual	$1,000.00	$1,308.60	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24
* Expenses are equal to the Fund's annualized expense ratio of 0.88% for the Institutional Class shares and 1.23% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.75%
27,414	African Rainbow Minerals Ltd	$ 488,524
409,000	Anhui Guangxin Agrochemical Co Ltd Class A(a)	1,502,157
32,042	Coromandel International Ltd	357,676
17,846	Hanwha Solutions Corp(a)	788,935
141,381	Hindustan Zinc Ltd	463,288
1,605	Korea Zinc Co Ltd(a)	594,362
32,302	Koza Altin Isletmeleri AS(a)	419,979
45,424	LOTTE Fine Chemical Co Ltd(a)	2,311,920
18,429	MMC Norilsk Nickel PJSC ADR	580,145
350,000	Nantex Industry Co Ltd(a)	762,024
344,360	NMDC Ltd	540,848
54,828	Northam Platinum Ltd(a)	784,325
464,400	Petronas Chemicals Group Bhd	860,105
3,165	POSCO	790,869
316,872	Sibanye Stillwater Ltd	1,277,094
369,327	Vale SA(a)	6,218,021
112,000	Vale SA Sponsored ADR	1,877,120
		20,617,392
Communications — 21.92%
285,000	Alibaba Group Holding Ltd(a)	8,289,091
82,530	Alibaba Group Holding Ltd Sponsored ADR(a)	19,207,207
912,200	America Movil SAB de CV Series L	664,227
4,636	Autohome Inc ADR	461,838
10,322	Baidu Inc Sponsored ADR(a)	2,232,029
7,595	DoubleUGames Co Ltd	421,762
120,940	Hellenic Telecommunications Organization SA(a)	1,944,777
33,113	JD.com Inc ADR(a)	2,910,633
104,500	Meituan Class B(a)	3,933,741
4,850	MercadoLibre Inc(a)	8,124,817
50,566	Naspers Ltd Class N	10,354,637
943	NCSoft Corp(a)	809,614
351,718	Orange Polska SA(a)	623,480
9,863	Pinduoduo Inc ADR(a)	1,752,359
298,800	Tencent Holdings Ltd	21,499,795
81,679	Tencent Music Entertainment Group ADR(a)	1,571,504
478,488	Turk Telekomunikasyon AS	549,749
140,606	Turkcell Iletisim Hizmetleri AS(a)	303,747
44,727	Vipshop Holdings Ltd ADR(a)	1,257,276
63,149	Vodacom Group Ltd	534,543
109,981	Yandex NV Class A(a)	7,652,478
		95,099,304
Consumer, Cyclical — 8.03%
11,379,900	Astra International Tbk PT	4,891,295
17,794	Bajaj Auto Ltd	839,842
Shares		Fair Value
Consumer, Cyclical — (continued)
108,000	China Meidong Auto Holdings Ltd	$ 439,623
7,205	Coway Co Ltd(a)	482,843
125,747	Eicher Motors Ltd	4,362,192
662,000	Great Wall Motor Co Ltd Class H	2,277,670
478,259	Gree Electric Appliances Inc of Zhuhai Class A(a)	4,533,163
13,229	Hankook Tire & Technology Co Ltd(a)	480,613
34,946	Hero MotoCorp Ltd(a)	1,489,269
3,695	Hyundai Mobis Co Ltd	869,678
15,623	JYP Entertainment Corp(a)	553,324
349,000	Kenda Rubber Industrial Co Ltd(a)	434,504
35,374	Kia Motors Corp	2,038,136
7,230	LG Electronics Inc(a)	900,292
287,000	Li Ning Co Ltd	1,974,891
63,000	Makalot Industrial Co Ltd(a)	430,270
12,589	Maruti Suzuki India Ltd(a)	1,320,819
25,447	Mr Price Group Ltd	295,315
84,000	Nien Made Enterprise Co Ltd	976,708
58,400	Shenzhou International Group Holdings Ltd	1,144,538
331,500	Sinotruk Hong Kong Ltd	849,155
39,626	Tata Motors Ltd Sponsored ADR(a)	499,288
618,500	Wal-Mart de Mexico SAB de CV	1,737,438
7,999	Yum China Holdings Inc	456,663
80,000	Zhongsheng Group Holdings Ltd	571,466
		34,848,995
Consumer, Non-Cyclical — 8.50%
369,200	Ambev SA	1,112,391
385,900	Arca Continental SAB de CV	1,845,385
37,749	Aurobindo Pharma Ltd	475,361
54,701	BIM Birlesik Magazalar AS	553,273
169,200	BRF SA(a)	717,948
124,100	By-health Co Ltd Class A	458,732
3,389	Celltrion Inc(a)	1,121,751
575,000	China Feihe Ltd(b)	1,349,194
446,000	China Medical System Holdings Ltd	498,266
1,370,000	CSPC Pharmaceutical Group Ltd	1,394,853
25,874	DongKook Pharmaceutical Co Ltd	697,347
6,770	Dr Reddy's Laboratories Ltd ADR	482,633
218,910	International Container Terminal Services Inc	563,036
48,879	JB Chemicals & Pharmaceuticals Ltd(a)	679,650
367,821	Jiangsu Hengrui Medicine Co Ltd(a)	6,266,702
3,980,300	Kalbe Farma Tbk PT	419,347

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
7,300	Kweichow Moutai Co Ltd Class A	$ 2,230,871
762	LG Household & Health Care Ltd	1,137,304
21,466	New Oriental Education & Technology Group Inc Sponsored ADR(a)	3,988,597
3,648	Orion Corp	416,611
79,400	Pharmaron Beijing Co Ltd Class H(b)	1,342,394
74,191	Richter Gedeon Nyrt(a)	1,861,867
96,796	Sanquan Food Co Ltd Class A	384,535
9,588	Shenzhen Mindray Bio-Medical Electronics Co Ltd Class A	623,720
82,626	Syngene International Ltd(a)(b)	725,425
77,400	TAL Education Group ADR(a)	5,534,874
		36,882,067
Energy — 4.63%
1,056,000	China Shenhua Energy Co Ltd Class H	1,990,546
102,966	Gazprom PJSC Sponsored ADR	576,610
794,000	Kunlun Energy Co Ltd	688,147
76,158	LUKOIL PJSC Sponsored ADR	5,206,161
96,730	MOL Hungarian Oil & Gas PLC(a)	713,153
330,543	Petroleo Brasileiro SA Sponsored ADR	3,711,998
209,700	Petroleo Brasileiro SA Sponsored ADR(c)	2,319,282
1,198,711	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	1,789,914
184,200	PTT Exploration & Production PCL	579,468
57,947	Reliance Industries Ltd(a)	1,576,676
23,693	Tatneft PJSC Sponsored ADR	959,566
		20,111,521
Financial — 20.58%
79,534	Abu Dhabi Commercial Bank PJSC	134,609
4,298,000	Agricultural Bank of China Ltd Class H	1,574,108
163,651	Aldar Properties PJSC	140,636
647,217	Axis Bank Ltd(a)	5,509,064
57,148	Banco Bradesco SA ADR	300,598
407,600	Bank Central Asia Tbk PT	982,527
16,777,100	Bank Mandiri Persero Tbk PT	7,570,614
494,200	Bank of Beijing Co Ltd Class A	365,896
5,140,000	Bank Of Communications(a)	2,718,861
860,800	Bank of Jiangsu Co Ltd Class A	719,071
118,579	BNK Financial Group Inc	621,192
1,401,000	China CITIC Bank Corp Ltd Class H	595,123
3,520,000	China Construction Bank Corp Class H	2,655,062
Shares		Fair Value
Financial — (continued)
1,867,000	China Everbright Bank Co Ltd Class H	$ 712,039
1,056,500	China Merchants Bank Co Ltd Class H	6,683,466
3,457,000	China Minsheng Banking Corp Ltd Class A(a)	2,749,677
168,400	China Pacific Insurance Group Co Ltd Class A	989,509
98,000	China Resources Land Ltd	403,847
255,900	China Vanke Co Ltd Class H	883,421
334,500	CSC Financial Co Ltd Class H(b)	445,033
712,942	E.Sun Financial Holding Co Ltd(a)	648,905
291,618	Ezdan Holding Group QSC(a)	142,263
717,000	Grupo Financiero Banorte SAB de CV(a)	3,950,805
101,013	Hana Financial Group Inc(a)	3,217,400
395,498	HDFC Bank Ltd(a)	7,789,921
147,800	Hong Leong Financial Group Bhd	665,018
65,580	ICICI Bank Ltd(a)	482,235
49,905	Itau Unibanco Holding SA Sponsored ADR	303,921
68,767	KB Financial Group Inc(a)	2,731,222
385,000	Kindom Development Co Ltd(a)	461,439
927,240	Metropolitan Bank & Trust Co	947,314
120,373	Mirae Asset Daewoo Co Ltd(a)	1,048,147
37,239	Muthoot Finance Ltd	617,274
128,400	New China Life Insurance Co Ltd Class H	500,854
139,436	Ninety One Ltd	419,299
86,241	OTP Bank Nyrt(a)	3,886,414
962,500	Ping An Insurance Group Co of China Ltd Class H	11,713,256
64,171	Powszechna Kasa Oszczednosci Bank Polski SA(a)	495,361
87,796	Qatar Islamic Bank SAQ	413,021
352,900	Qualitas Controladora SAB de CV	1,895,600
1,417,054	Sberbank of Russia PJSC	5,197,719
211,620	Sberbank of Russia PJSC Sponsored ADR	3,068,490
221,000	Shimao Group Holdings Ltd	703,953
927,480	Yuanta Financial Holding Co Ltd(a)	679,462
2,766,000	Yuexiu Property Co Ltd	556,542
		89,290,188
Industrial — 5.79%
42,105	Amara Raja Batteries Ltd	533,282
120,279	Ambuja Cements Ltd(a)	410,191
195,500	Anhui Conch Cement Co Ltd Class H	1,225,211
120,693	Aramex PJSC	144,200
1,003,022	Bharat Electronics Ltd	1,651,013
251,000	China Lesso Group Holdings Ltd(a)	393,277

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Industrial — (continued)
646,000	China Resources Cement Holdings Ltd	$ 721,540
95,821	Container Corp Of India Ltd	523,984
608,000	COSCO SHIPPING Holdings Co Ltd Class H(a)	728,922
283,000	Delta Electronics Inc(a)	2,653,958
151,300	Delta Electronics Thailand PCL NVDR	2,451,135
56,527	Escorts Ltd(a)	977,080
165,100	Guangdong Tapai Group Co Ltd Class A	321,880
998,200	Hana Microelectronics PCL NVDR	1,323,973
302,700	Hartalega Holdings Bhd	916,197
20,080	KEPCO Plant Service & Engineering Co Ltd	549,670
614,900	Kossan Rubber Industries	691,310
43,000	Lotes Co Ltd	728,627
336,000	Micro-Star International Co Ltd(a)	1,588,199
228,700	Shanghai Liangxin Electrical Co Ltd Class A	1,071,496
34,100	Shenzhen Inovance Technology Co Ltd Class A	486,984
2,640,700	Tian Di Science & Technology Co Ltd(a)	1,245,068
1,000,000	Wan Hai Lines Ltd	1,887,050
99,300	WEG SA(a)	1,447,958
156,000	Zhejiang Weixing New Building Materials Co Ltd Class A	446,717
		25,118,922
Technology — 23.88%
89,000	Elan Microelectronics Corp(a)	423,826
266,000	Gigabyte Technology Co Ltd(a)	738,353
92,780	HCL Technologies Ltd(a)	1,204,183
1,760,400	Inari Amertron Berhad(a)	1,212,196
190,110	Infosys Ltd Sponsored ADR	3,222,364
45,000	International Games System Co Ltd(a)	1,217,293
15,000	MediaTek Inc	400,009
1,210,000	Nanya Technology Corp	3,751,360
155,000	NetEase Inc	2,960,792
22,890	NetEase Inc ADR	2,192,175
304,800	Ourpalm Co Ltd Class A(a)	238,318
14,000	Parade Technologies Ltd(a)	554,278
354,925	Samsung Electronics Co Ltd	26,504,209
83,552	SK Hynix Inc(a)	9,126,260
762,000	Taiwan Semiconductor Manufacturing Co Ltd(a)	14,415,115
193,395	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	21,087,791
279,370	Tata Consultancy Services Ltd(a)	10,969,500
194,300	Totvs SA	1,074,332
1,391,000	United Microelectronics Corp(a)	2,339,331
		103,631,685
Shares		Fair Value
Utilities — 0.37%
277,263	Engie Energia Chile SA	$ 339,526
54,300	ENN Energy Holdings Ltd	797,108
407,500	Guangdong Baolihua New Energy Stock Co Ltd Class A	455,084
		1,591,718
TOTAL COMMON STOCK — 98.45% (Cost $317,575,927)		$427,191,792
PREFERRED STOCK
Consumer, Non-Cyclical — 0.12%
799	LG Household & Health Care Ltd	528,549
Utilities — 0.21%
61,200	Cia Paranaense de Energia(a)	882,971
TOTAL PREFERRED STOCK — 0.33% (Cost $1,231,095)		$ 1,411,520
WARRANTS
Consumer, Non-Cyclical — 1.30%
73,520	Jiangsu Hengrui Medicine Co Ltd(a)	1,252,587
14,331	Kweichow Moutai Co Ltd(a)	4,379,525
TOTAL WARRANTS — 1.30% (Cost $5,002,209)		$ 5,632,112
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.37%
$622,574	Undivided interest of 1.14% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $622,574 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(d)	622,574

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 999,946	Undivided interest of 1.79% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $999,946 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(d)	$ 999,946
TOTAL SHORT TERM INVESTMENTS — 0.37% (Cost $1,622,520)		$ 1,622,520
TOTAL INVESTMENTS — 100.45% (Cost $325,431,751)		$435,857,944
OTHER ASSETS & LIABILITIES, NET — (0.45)%		$ (1,952,681)
TOTAL NET ASSETS — 100.00%		$433,905,263
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2020.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
NVDR	Non-Voting Depository Receipt
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2020
Summary of Investments by Country as of December 31, 2020.
Country	Fair Value	Percentage of Fund Investments
China	$148,796,491	34.14%
South Korea	58,742,009	13.48
Taiwan	56,178,502	12.89
India	47,703,058	10.94
Russia	23,241,168	5.33
Brazil	19,966,541	4.58
South Africa	14,153,737	3.25
Indonesia	13,863,782	3.18
Mexico	10,093,455	2.31
Argentina	8,124,817	1.86
Hungary	6,461,434	1.48
Luxembourg	5,632,112	1.29
Thailand	4,354,576	1.00
Malaysia	4,344,827	1.00
Hong Kong	3,074,030	0.70
Poland	2,908,755	0.67
Greece	1,944,777	0.45
Turkey	1,826,749	0.42
United States	1,622,520	0.37
Philippines	1,510,350	0.35
Qatar	555,284	0.13
United Arab Emirates	419,444	0.10
Chile	339,526	0.08
Total	$435,857,944	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Emerging Markets Equity Fund
ASSETS:
Investments in securities, fair value (including $1,595,117 of securities on loan)(a)	$434,235,424
Repurchase agreements, fair value(b)	1,622,520
Cash	1,029,642
Cash denominated in foreign currencies, fair value(c)	1,832,229
Dividends receivable	859,884
Subscriptions receivable	8,087
Receivable for investments sold	4,751,181
Total Assets	444,338,967
LIABILITIES:
Payable for director fees	5,258
Payable for investments purchased	1,026,455
Payable for other accrued fees	149,413
Payable for shareholder services fees	19,672
Payable to investment adviser	285,333
Payable upon return of securities loaned	1,622,520
Redemptions payable	7,325,053
Total Liabilities	10,433,704
NET ASSETS	$433,905,263
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,935,100
Paid-in capital in excess of par	374,145,058
Undistributed/accumulated earnings	55,825,105
NET ASSETS	$433,905,263
NET ASSETS BY CLASS
Investor Class	$51,823,926
Institutional Class	$382,081,337
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	130,000,000
Issued and Outstanding
Investor Class	4,703,685
Institutional Class	34,647,315
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.02
Institutional Class	$11.03
(a) Cost of investments	$323,809,231
(b) Cost of repurchase agreements	$1,622,520
(c) Cost of cash denominated in foreign currencies	$1,803,063
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Emerging Markets Equity Fund
INVESTMENT INCOME:
Interest	$65,138
Income from securities lending	2,854
Dividends	9,900,277
Foreign withholding tax	(1,171,033)
Total Income	8,797,236
EXPENSES:
Management fees	4,064,438
Shareholder services fees – Investor Class	104,305
Shareholder services fees – Class L(a)	200,766
Audit and tax fees	91,072
Custodian fees	240,400
Director's fees	17,672
Distribution fees – Class L(a)	142,938
Legal fees	8,486
Pricing fees	16,568
Registration fees	54,457
Shareholder report fees	39,136
Transfer agent fees	10,582
Other fees	2,709
Total Expenses	4,993,529
Less amount waived by investment adviser	701,285
Net Expenses	4,292,244
NET INVESTMENT INCOME	4,504,992
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	9,899,872
Net Realized Gain	9,899,872
Net change in unrealized appreciation on investments and foreign currency translations	72,927,872
Net Change in Unrealized Appreciation	72,927,872
Net Realized and Unrealized Gain	82,827,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,332,736
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Emerging Markets Equity Fund	2020	2019
OPERATIONS:
Net investment income	$4,504,992	$6,147,756
Net realized gain (loss)	9,899,872	(23,758,432)
Net change in unrealized appreciation	72,927,872	95,139,204
Net Increase in Net Assets Resulting from Operations	87,332,736	77,528,528
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(26,101)	(6,241)
Class L(a)	-	(40,296)
Institutional Class	(305,920)	(219,227)
From return of capital	(332,021)	(265,764)
From net investment income and net realized gains
Investor Class	(948,137)	(88,006)
Class L(a)	-	(1,053,532)
Institutional Class	(6,271,954)	(5,029,128)
From net investment income and net realized gains	(7,220,091)	(6,170,666)
Total Distributions	(7,552,112)	(6,436,430)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	112,307,766	3,138,471
Class L(a)	49,902,139	68,877,492
Institutional Class	85,850,867	70,839,513
Shares issued in reinvestment of distributions
Investor Class	974,238	94,247
Class L(a)	-	1,093,828
Institutional Class	6,577,874	5,248,355
Shares redeemed
Investor Class	(86,793,568)	(7,785,699)
Class L(a)	(118,125,161)	(9,107,504)
Institutional Class	(127,894,585)	(113,293,953)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(77,200,430)	19,104,750
Total Increase in Net Assets	2,580,194	90,196,848
NET ASSETS:
Beginning of year	431,325,069	341,128,221
End of year	$433,905,263	$431,325,069
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	11,975,481	363,858
Class L(a)	5,782,441	8,068,158
Institutional Class	9,645,643	8,334,565
Shares issued in reinvestment of distributions
Investor Class	91,050	10,017
Class L(a)	-	118,636
Institutional Class	614,181	559,550
Shares redeemed
Investor Class	(8,442,059)	(903,665)
Class L(a)	(12,895,935)	(1,083,990)
Institutional Class	(13,661,883)	(13,088,187)
Net Increase (Decrease)	(6,891,081)	2,378,942
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$ 9.39	0.16	1.67	1.83	(0.01)	(0.19)	—	(0.20)	$11.02	19.57%
12/31/2019	$ 7.79	0.10	1.59	1.69	(0.01)	(0.08)	—	(0.09)	$ 9.39	21.67%
12/31/2018 (d)	$10.00	0.09	(2.22)	(2.13)	—	(0.08)	—	(0.08)	$ 7.79	(21.34%) (e)
Institutional Class
12/31/2020	$ 9.35	0.13	1.74	1.87	(0.01)	(0.18)	—	(0.19)	$11.03	20.05%
12/31/2019	$ 7.78	0.14	1.57	1.71	(0.01)	(0.13)	—	(0.14)	$ 9.35	21.97%
12/31/2018 (d)	$10.00	0.12	(2.22)	(2.10)	—	(0.12)	—	(0.12)	$ 7.78	(21.02%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2020	$ 51,824	1.49%	1.23%	1.59%	78%
12/31/2019	$ 10,129	1.50%	1.23%	1.21%	66%
12/31/2018 (d)	$ 12,536	1.56% (g)	1.23% (g)	0.98% (g)	60% (e)
Institutional Class
12/31/2020	$382,081	1.03%	0.88%	1.39%	78%
12/31/2019	$355,796	1.01%	0.88%	1.63%	66%
12/31/2018 (d)	$328,510	1.07% (g)	0.88% (g)	1.37% (g)	60% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Emerging Markets Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2020

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 122,360,602	$ 304,831,190	$ —	$ 427,191,792
Preferred Stock	—	1,411,520	—	1,411,520
Warrants	—	5,632,112	—	5,632,112
Short Term Investments	—	1,622,520	—	1,622,520
Total Assets	$ 122,360,602	$ 313,497,342	$ 0	$ 435,857,944
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Annual Report - December 31, 2020

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$7,220,091	$6,170,666
Return of capital	332,021	265,764
	$7,552,112	$6,436,430
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $332,021 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2020. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Net unrealized appreciation on foreign currency	29,166
Capital loss carryforwards	(45,705,116)
Post-October losses	—
Net unrealized appreciation	101,501,055
Tax composition of capital	$55,825,105
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund utilized $10,703,854 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards as of December 31, 2020, were as follows:
No Expiration	$(45,705,116)
Total	(45,705,116)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$334,356,889
Gross unrealized appreciation on investments	108,786,344
Gross unrealized depreciation on investments	(7,285,289)
Net unrealized appreciation on investments	$101,501,055

Annual Report - December 31, 2020

2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund's average daily net assets over $1 billion dollars and 0.83% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.88% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$769,799	$545,006	$701,285	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.

Annual Report - December 31, 2020

4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $333,235,357 and $404,916,377, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $1,595,117 and received collateral as reported on the Statement of Assets and Liabilities of $1,622,520 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2020, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Emerging Markets Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $1,149,470 and has derived gross income from sources within foreign countries amounting to $10,418,911.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021